Exhibit 99.1

P.F. Chang's China Bistro, Inc.

P.F. CHANG'S REPORTS SECOND QUARTER 2011 RESULTS

SCOTTSDALE, ARIZONA, July 27, 2011 - P.F. Chang's China Bistro, Inc. (NASDAQ: PFCB) today reported financial results for the second quarter of fiscal 2011, which ended on July 3, 2011. Total revenues were $311.0 million in the second quarter of fiscal 2011 as compared to $312.8 million in the prior year. Net income and diluted net income per share were $9.1 million and $0.40, respectively.

Operating results
Comparable store sales decreased 2.5% at the Bistro and 2.7% at Pei Wei in the second quarter of 2011 due, in both cases, primarily to a decline in guest traffic. These sales declines occurred in the face of a one to two percent menu price increase at the Bistro and a two to three percent menu price increase at Pei Wei.

On a monthly basis, comparable store sales for April, May and June decreased 2.2%, 2.6%, and 2.9%, respectively, at the Bistro and decreased 4.0%, 2.5%, and 1.3%, respectively, at Pei Wei.

Consolidated restaurant operating income declined $7.6 million primarily due to softer-than-expected sales, higher health and workers' compensation insurance costs as well as increased labor expenses at both concepts. Restaurant operating income also included the impact of a $0.6 million non-cash asset impairment charge related to the full write-off of assets at one Pei Wei restaurant that continues to operate. Additionally, general and administrative expenses included the benefit of lower expense primarily resulting from a decrease in the fair value of performance units and other share-based awards that are tied to the Company's stock price (approximately $0.05 per share).

“We are disappointed with our second quarter results,” said Rick Federico, Chairman and CEO. "Through enhanced consumer research and further internal analysis, we have gained more clarity into the issues and are taking immediate steps to improve our operating performance. We have initiatives planned and underway to meaningfully improve our price/value proposition, enhance the guest experience and continue to evolve the look and feel of our restaurants. We believe these initiatives will generate real opportunities to increase guest traffic and restore positive momentum to both the Bistro and Pei Wei over the long-term.”

2011 Outlook
Based on recent sales trends, the Company now anticipates that fiscal 2011 consolidated revenues will increase approximately one percent from fiscal 2010, which assumes estimated same store sales declines of two to three percent at both concepts for the remainder of the year. The Company also expects to experience incrementally higher labor costs and, as a result, anticipates that restaurant operating income will decline approximately 120 basis points compared to fiscal 2010.

Overall, the Company now expects consolidated diluted earnings per share to range from $1.60 to $1.70 for fiscal 2011.

2011 development
The Company expects to open two new Bistro restaurants during the second half of fiscal 2011. All five of the Pei Wei restaurants expected to open during fiscal 2011 are open. In addition, the Company expects its international partners to collectively open nine to ten Bistro restaurants in international markets during fiscal 2011, three of which were open as of the end of the second quarter.

The Company also expects to open its first two Pei Wei Asian Diner airport locations late this year through a licensing agreement with HMS Host.

Quarterly dividend
Beginning with the second quarter of fiscal 2011, the Company's Board of Directors approved a quarterly fixed cash dividend which is currently set at $0.25 per share. In prior quarters, cash dividends were variable and calculated based on 45% of the Company's quarterly net income. The next quarterly dividend is payable on August 22, 2011 to shareholders of record at the close of business on August 8, 2011.

Definitions
The following definitions apply to these terms as used throughout this release:

•	Net income refers to net income attributable to PFCB common stockholders.

•
Comparable store sales changes include company-operated restaurants and represent the change in period-over-period sales for the comparable restaurant base. A restaurant becomes comparable in its eighteenth month of operation.

Conference call information
The Company is hosting a conference call today at 7:30 am Eastern Time during which management will provide further details on the second quarter results. A webcast of the call can be accessed through the company's website at www.pfcb.com.

About the Company
P.F. Chang's China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang's China Bistro features a blend of high-quality, Chinese-inspired cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. In addition, the Company has extended the P.F. Chang's brand to international markets and retail products both of which are operated under licensing agreements.

Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company's business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company's restaurants but excludes preopening expenses and partner investment expense. Because preopening and partner investment expenses are associated with expansion of the Company's business and vary in timing and magnitude, they make an accurate assessment of the health of ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are generally not specifically identifiable to individual business units and are only included in the Company's consolidated financial presentation as these costs relate to support of both restaurant concepts and the extension of the Company's brands into international markets and retail products. As the Company's expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a consideration of management when determining whether and when to open additional restaurants.  The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 5 through 7 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.

Note with respect to forward-looking statements
The statements contained in this press release that are not purely historical, including the Company's 2011 expectations, are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, failure of the Company's existing or new restaurants to achieve expected results; damage to our brands or reputation; inability to successfully expand our operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming our products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company's business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company's filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Contacts:
Investor:	Allison Schulder	(480) 888-3000	allison.schulder@pfcb.com

Media:	Krissy Zotaley	(312) 577-1764	kzotaley@oco.com

P.F. Chang's China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended		26 Weeks Ended
	July 3,	July 4,	July 3,	July 4,
	2011	2010	2011	2010
Revenues:
Restaurant sales	$309,641	$311,502	$625,945	$621,744
Restaurant licensing	649	1,108	1,333	1,237
Retail licensing	724	228	1,105	228
Total revenues	311,014	312,838	628,383	623,209
Costs and expenses:
Cost of sales	82,175	81,717	165,497	165,730
Labor	105,321	102,295	211,785	206,770
Operating	52,471	51,597	106,278	104,350
Occupancy	18,681	18,609	37,106	36,447
General and administrative	19,164	19,765	39,444	38,818
Depreciation and amortization	20,780	19,335	40,478	38,336
Preopening expense	213	832	611	965
Partner investment expense	(50)	(135)	(176)	(124)
Total costs and expenses	298,755	294,015	601,023	591,292
Income from operations	12,259	18,823	27,360	31,917
Interest and other income (expense), net	128	(665)	332	(1,080)
Income from continuing operations before taxes	12,387	18,158	27,692	30,837
Provision for income taxes	(3,143)	(5,144)	(7,698)	(8,932)
Income from continuing operations, net of tax	9,244	13,014	19,994	21,905
Income (loss) from discontinued operations, net of tax	(32)	—	(29)	6
Net income	9,212	13,014	19,965	21,911
Less net income attributable to noncontrolling interests	120	241	277	447
Net income attributable to PFCB	$9,092	$12,773	$19,688	$21,464

Basic income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.41	$0.56	$0.88	$0.94
Income (loss) from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00	0.00	0.00
Net income attributable to PFCB common stockholders	$0.41	$0.56	$0.88	$0.94

Diluted income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.40	$0.55	$0.87	$0.93
Income (loss) from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00	0.00	0.00
Net income attributable to PFCB common stockholders	$0.40	$0.55	$0.87	$0.93

Weighted average shares used in computation:
Basic	22,249	22,828	22,386	22,730
Diluted	22,581	23,277	22,741	23,190

Cash dividends declared per share	$0.25	$0.25	$0.46	$0.42

Amounts attributable to PFCB:
Income from continuing operations, net of tax	$9,124	$12,773	$19,717	$21,458
Income (loss) from discontinued operations, net of tax	(32)	—	(29)	6
Net income attributable to PFCB	$9,092	$12,773	$19,688	$21,464

P.F. Chang's China Bistro, Inc.

Supplemental Financial Information

	2009 (3)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD Q2 2011

Units	363	364	366	368	369	369	372	374	374
Sales weeks	18,756	4,731	4,736	4,770	4,791	19,028	4,819	4,852	9,671
AWS	65,482	65,604	66,055	64,656	64,951	65,314	65,858	64,100	64,976

Revenues (1)
Restaurant sales	1,228,045	310,242	311,502	307,499	310,260	1,239,503	316,304	309,641	625,945
Restaurant licensing	134	129	1,108	394	474	2,105	684	649	1,333
Retail licensing	—	—	228	517	446	1,191	381	724	1,105
Total revenues	1,228,179	310,371	312,838	308,410	311,180	1,242,799	317,369	311,014	628,383

Operating costs
Cost of sales	326,421	84,013	81,717	78,380	80,621	324,731	83,322	82,175	165,497
Labor	401,583	104,475	102,295	101,620	101,610	410,000	106,464	105,321	211,785
Operating	203,859	52,753	51,597	52,058	51,886	208,294	53,807	52,471	106,278
Occupancy	70,635	17,838	18,609	18,504	18,756	73,707	18,425	18,681	37,106
Net income attributable to noncontrolling interests	1,408	206	241	172	165	784	157	120	277
Depreciation & amortization	74,429	19,001	19,335	19,318	19,832	77,486	19,698	20,780	40,478
Restaurant operating income	149,844	32,085	39,044	38,358	38,310	147,797	35,496	31,466	66,962

Development costs
Preopening expenses	3,919	133	832	572	439	1,976	398	213	611
Partner investment expense	(629)	11	(135)	(147)	(47)	(318)	(126)	(50)	(176)

Other expenses
General and administrative (2)	82,749	19,053	19,765	23,226	19,839	81,883	20,280	19,164	39,444
Interest and other (income) expense, net	1,637	415	665	(175)	(333)	572	(204)	(128)	(332)
Provision for income taxes	18,492	3,788	5,144	4,417	3,773	17,122	4,555	3,143	7,698
Income from continuing operations	43,676	8,685	12,773	10,465	14,639	46,562	10,593	9,124	19,717
Income (loss) from discontinued operations, net of tax	(479)	6	—	—	40	46	3	(32)	(29)
Net income attributable to PFCB	43,197	8,691	12,773	10,465	14,679	46,608	10,596	9,092	19,688

Income from continuing operations per FDS	$1.87	$0.38	$0.55	$0.45	$0.64	$2.01	$0.46	$0.40	$0.87

Fully diluted shares (FDS)	23,413	23,104	23,277	23,070	23,011	23,115	22,901	22,581	22,741

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.6%	27.1%	26.1%	25.4%	25.9%	26.1%	26.3%	26.4%	26.3%
Labor	32.7%	33.7%	32.7%	32.9%	32.7%	33.0%	33.5%	33.9%	33.7%
Operating	16.6%	17.0%	16.5%	16.9%	16.7%	16.8%	17.0%	16.9%	16.9%
Occupancy	5.8%	5.7%	5.9%	6.0%	6.0%	5.9%	5.8%	6.0%	5.9%
Net income attributable to noncontrolling interests	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.0%
Depreciation & amortization	6.1%	6.1%	6.2%	6.3%	6.4%	6.2%	6.2%	6.7%	6.4%
Restaurant operating income	12.2%	10.3%	12.5%	12.4%	12.3%	11.9%	11.2%	10.1%	10.7%
Preopening expenses	0.3%	0.0%	0.3%	0.2%	0.1%	0.2%	0.1%	0.1%	0.1%
Partner investment expense	(0.1%)	0.0%	(0.0%)	(0.0%)	(0.0%)	(0.0%)	0.0%	0.0%	0.0%
General and administrative (2)	6.7%	6.1%	6.3%	7.5%	6.4%	6.6%	6.4%	6.2%	6.3%
Interest and other (income) expense, net	0.1%	0.1%	0.2%	(0.1%)	(0.1%)	0.0%	(0.1%)	0.0%	(0.1)%
Provision for income taxes	1.5%	1.2%	1.6%	1.4%	1.2%	1.4%	1.4%	1.0%	1.2%
Income from continuing operations	3.6%	2.8%	4.1%	3.4%	4.7%	3.7%	3.3%	2.9%	3.1%
Income (loss) from discontinued operations, net of tax	(0.0%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net income attributable to PFCB	3.5%	2.8%	4.1%	3.4%	4.7%	3.8%	3.3%	2.9%	3.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	149,844	32,085	39,044	38,358	38,310	147,797	35,496	31,466	66,962
Add: Net income attributable to noncontrolling interests	1,408	206	241	172	165	784	157	120	277
Less: General and administrative (2)	(82,749)	(19,053)	(19,765)	(23,226)	(19,839)	(81,883)	(20,280)	(19,164)	(39,444)
Less: Preopening expenses	(3,919)	(133)	(832)	(572)	(439)	(1,976)	(398)	(213)	(611)
Less: Partner investment expense	629	(11)	135	147	47	318	126	50	176
Income from operations	65,213	13,094	18,823	14,879	18,244	65,040	15,101	12,259	27,360

Note: Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts
(1) Consolidated revenues include revenues related to the Bistro and Pei Wei concepts as well as Global Brand Development initiatives
(2) Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts as well as Global Brand Development initiatives
(3) 2009 results were comprised of a 53 week operating year

Concept: P.F. Chang's China Bistro
Supplemental Financial Information

	2009	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD Q2 2011

Units	197	197	199	200	201	201	201	201	201
Sales weeks	10,150	2,561	2,565	2,593	2,607	10,326	2,613	2,613	5,226
AWS	91,161	90,077	90,964	89,202	89,726	89,989	90,181	88,487	89,334

Total revenues	925,321	230,767	233,365	231,309	233,931	929,372	235,782	231,226	467,008

Operating costs
Cost of sales	244,816	62,711	60,914	58,135	60,008	241,768	61,333	60,759	122,092
Labor	300,775	78,192	76,769	76,533	76,667	308,161	79,792	78,442	158,234
Operating	150,883	38,546	38,183	38,554	37,804	153,087	38,783	38,442	77,225
Occupancy	50,186	12,640	13,254	13,242	13,368	52,504	13,074	13,125	26,199
Net income attributable to noncontrolling interests	538	71	93	62	70	296	79	69	148
Depreciation & amortization	54,521	13,854	14,043	14,018	14,519	56,434	14,384	14,550	28,934
Restaurant operating income	123,602	24,753	30,109	30,765	31,495	117,122	28,337	25,839	54,176

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.5%	27.2%	26.1%	25.1%	25.7%	26.0%	26.0%	26.3%	26.1%
Labor	32.5%	33.9%	32.9%	33.1%	32.8%	33.2%	33.8%	33.9%	33.9%
Operating	16.3%	16.7%	16.4%	16.7%	16.2%	16.5%	16.4%	16.6%	16.5%
Occupancy	5.4%	5.5%	5.7%	5.7%	5.7%	5.6%	5.5%	5.7%	5.6%
Net income attributable to noncontrolling interests	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Depreciation & amortization	5.9%	6.0%	6.0%	6.1%	6.2%	6.1%	6.1%	6.3%	6.2%
Restaurant operating income	13.4%	10.7%	12.9%	13.3%	13.5%	12.6%	12.0%	11.2%	11.6%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	123,602	24,753	30,109	30,765	31,495	117,122	28,337	25,839	54,176
Add: Net income attributable to noncontrolling interests	538	71	93	62	70	296	79	69	148
Less: Preopening expenses	(2,835)	(26)	(765)	(411)	(265)	(1,467)	2	(28)	(26)
Less: Partner investment expense	236	—	—	—	—	—	—	—	—
Income from operations	121,541	24,798	29,437	30,416	31,300	115,951	28,418	25,880	54,298

Note: General and administrative expenses are reflected in the Company’s consolidated results

Concept: Pei Wei Asian Diner (A)
Supplemental Financial Information

	2009	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD Q2 2011

Units	166	167	167	168	168	168	171	173	173
Sales weeks	8,606	2,170	2,171	2,177	2,184	8,702	2,206	2,239	4,445
AWS	35,171	36,597	35,991	34,998	34,950	35,632	36,501	35,022	35,756

Total revenues	302,724	79,475	78,137	76,190	76,329	310,131	80,522	78,415	158,937

Operating costs
Cost of sales	81,605	21,302	20,803	20,245	20,613	82,963	21,989	21,416	43,405
Labor	100,808	26,283	25,526	25,087	24,943	101,839	26,672	26,879	53,551
Operating	52,976	14,207	13,414	13,504	14,082	55,207	15,024	14,029	29,053
Occupancy	20,449	5,198	5,355	5,262	5,388	21,203	5,351	5,556	10,907
Net income attributable to noncontrolling interests	870	135	148	110	95	488	78	51	129
Depreciation & amortization	18,103	4,647	4,762	4,772	4,761	18,942	4,767	5,560	10,327
Restaurant operating income	27,913	7,703	8,129	7,210	6,447	29,489	6,641	4,924	11,565

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.0%	26.8%	26.6%	26.6%	27.0%	26.8%	27.3%	27.3%	27.3%
Labor	33.3%	33.1%	32.7%	32.9%	32.7%	32.8%	33.1%	34.3%	33.7%
Operating	17.5%	17.9%	17.2%	17.7%	18.4%	17.8%	18.7%	17.9%	18.3%
Occupancy	6.8%	6.5%	6.9%	6.9%	7.1%	6.8%	6.6%	7.1%	6.9%
Net income attributable to noncontrolling interests	0.3%	0.2%	0.2%	0.1%	0.1%	0.2%	0.1%	0.1%	0.1%
Depreciation & amortization	6.0%	5.8%	6.1%	6.3%	6.2%	6.1%	5.9%	7.1%	6.5%
Restaurant operating income	9.2%	9.7%	10.4%	9.5%	8.4%	9.5%	8.2%	6.3%	7.3%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	27,913	7,703	8,129	7,210	6,447	29,489	6,641	4,924	11,565
Add: Net income attributable to noncontrolling interests	870	135	148	110	95	488	78	51	129
Less: Preopening expenses	(1,084)	(107)	(67)	(161)	(174)	(509)	(400)	(185)	(585)
Less: Partner investment expense	393	(11)	135	147	47	318	126	50	176
Income from operations	28,092	7,720	8,345	7,306	6,415	29,786	6,445	4,840	11,285

Note: General and administrative expenses are reflected in the Company’s consolidated results

(A) All current and historical operating results related to closed Pei Wei restaurants are reflected within discontinued operations for all periods presented

P.F. Chang's China Bistro

Supplemental Sales Information (Company Owned)

Year of Unit Opening (1)
	Pre-2003	2003	2004	2005	2006	2007	2008	2009	2010	2011	Total
Units	78	18	18	18	20	20	17	8	4	—	201

Sales (000)
1Q11	101,661	22,626	18,627	18,865	21,852	22,395	17,146	8,169	4,302	—	235,643
2Q11	99,024	22,227	18,929	18,425	21,522	22,117	16,720	7,955	4,297	—	231,216

2011	200,685	44,853	37,556	37,290	43,374	44,512	33,866	16,124	8,599	—	466,859

Average Weekly Sales (AWS)
1Q11	100,257	96,694	79,602	80,618	84,045	86,133	77,586	78,551	82,724	—	90,181
2Q11	97,656	94,987	80,896	78,739	82,778	85,066	75,658	76,490	82,627	—	88,487

2011	98,957	95,840	80,249	79,679	83,412	85,599	76,622	77,520	82,675	—	89,334

Year-Over-Year Change Comparable Store Sales (2)
Units	78	18	18	18	20	20	17	8	—	—	197

1Q11	0.8%	0.4%	2.5%	0.1%	0.6%	-0.7%	1.1%	-7.3%	—	—	0.5%
2Q11	-2.0%	-2.5%	-0.5%	-3.2%	-1.9%	-3.5%	-4.4%	-7.9%	—	—	-2.5%

2011	-0.6%	-1.1%	1.0%	-1.6%	-0.6%	-2.1%	-1.7%	-7.7%	—	—	-1.0%

(1) Includes all restaurants opened in the period indicated.
(2) A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner

Supplemental Sales Information

Year of Unit Opening (1)
	Pre-2003	2003	2004	2005	2006	2007	2008	2009	2010	2011	Total
Units	16	17	19	23	27	32	25	7	2	5	173

Sales (000)
1Q11	7,956	8,638	10,048	11,243	13,240	14,022	10,515	3,035	892	933	80,522
2Q11	7,587	8,351	9,547	10,882	12,790	13,272	10,174	2,901	807	2,104	78,415

2011	15,543	16,989	19,595	22,125	26,030	27,294	20,689	5,936	1,699	3,037	158,937

Average Weekly Sales (AWS)
1Q11	38,247	39,085	40,678	37,603	37,721	33,707	32,353	33,350	34,323	42,421	36,501
2Q11	36,477	37,787	38,653	36,393	36,439	31,904	31,304	31,879	31,014	38,242	35,022

2011	37,362	38,436	39,666	36,998	37,080	32,806	31,829	32,615	32,668	39,436	35,756

Year-Over-Year Change Comparable Store Sales (2)
Units	16	17	19	23	27	32	25	7	1	—	167
1Q11	-4.2%	-1.5%	0.3%	0.8%	0.5%	0.5%	1.1%	-0.7%	—	—	-0.2%
2Q11	-3.1%	-2.5%	-3.2%	-1.4%	-2.3%	-3.8%	-2.5%	-3.5%	-9.8%	—	-2.7%

2011	-3.7%	-2.0%	-1.4%	-0.3%	-0.9%	-1.6%	-0.7%	-2.2%	-9.8%	—	-1.5%

(1) Includes all restaurants opened in the period indicated.
(2) A unit becomes comparable in the eighteenth month of operation.